Consent of Independent Auditor

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-260172) on Form N-14 of Fundrise Income Real Estate Fund, LLC of our report dated April 21, 2021, relating to the financial statements of Fundrise Real Estate Investment Trust, LLC appearing in the Annual Report on Form 1-K of Fundrise Real Estate Investment Trust, LLC for the year ended December 31, 2020.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-260172) on Form N-14 of Fundrise Income Real Estate Fund, LLC of our report dated April 13, 2021, relating to the financial statements of Fundrise Income eREIT II, LLC appearing in the Annual Report on Form 1-K of Fundrise Income eREIT II, LLC for the year ended December 31, 2020.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-260172) on Form N-14 of Fundrise Income Real Estate Fund, LLC of our report dated April 13, 2021, relating to the financial statements of Fundrise Income eREIT III, LLC appearing in the Annual Report on Form 1-K of Fundrise Income eREIT III, LLC for the year ended December 31, 2020.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-260172) on Form N-14 of Fundrise Income Real Estate Fund, LLC of our report dated April 14, 2021, relating to the financial statements of Fundrise Income eREIT 2019, LLC appearing in the Annual Report on Form 1-K of Fundrise Income eREIT 2019, LLC for the year ended December 31, 2020.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-260172) on Form N-14 of Fundrise Income Real Estate Fund, LLC of our report dated April 12, 2021, relating to the financial statements of Fundrise Income eREIT V, LLC appearing in the Annual Report on Form 1-K of Fundrise Income eREIT V, LLC for the year ended December 31, 2020.

We consent to the incorporation by reference in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-260172) on Form N-14 of Fundrise Income Real Estate Fund, LLC of our report dated April 9, 2021, relating to the financial statements of Fundrise eREIT XIV, LLC appearing in the Annual Report on Form 1-K of Fundrise Income eREIT XIV, LLC for the year ended December 31, 2020.

We also consent to the reference to our firm under the heading “How do the management, investment adviser and other service providers of the Target Companies compare to those of the Acquiring Fund?” in this Pre-Effective Amendment No. 3 to the Registration Statement (No. 333-260172) on Form N-14 of Fundrise Income Real Estate Fund, LLC.

/s/ RSM US LLP

McLean, Virginia
February 15, 2022